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Bankrate, Inc.
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WWW.BANKRATE.COM                                                    EXHIBIT 99.1

For more information contact:

Robert J. DeFranco
SVP Chief Financial Officer
www.bankrate.com/investor-relations/
bdefranco@bankrate.com
561.630.1230

Bruce J. Zanca
SVP Chief Communications/Marketing Officer bzanca@bankrate.com
(917) 368-8648

FOR IMMEDIATE RELEASE

REMINDER -- CONFERENCE CALL AND WEBCAST TODAY AT 11:00 A.M. EASTERN TIME

             INTERACTIVE DIAL-IN: 1-800-510-0146 PASSCODE 32090561
                          (10 MINUTES BEFORE THE CALL)

                   BANKRATE RELEASES Q3 2004 FINANCIAL RESULTS

NEW YORK, NY - OCTOBER 27, 2004- BANKRATE, INC. (NASDAQ: RATE), the Internet's leading consumer banking marketplace, today reported total revenue of $9.5 million for the quarter ended September 30, 2004, equaling the $9.5 million reported in the third quarter of 2003. Online publishing revenue of $8.2 million in the third quarter of 2004 was only slightly higher than the $8.1 million reported in the same period in 2003. Total revenue for the nine months ended September 30, 2004 of $29.9 million was up $2.3 million, or 8%, over the $27.6 million reported in the first nine months of 2003. Online publishing revenue of $25.8 million for the first nine months of 2004 was $2.2 million, or 9%, better than the $23.6 million reported in the same period in 2003.

      Net income for the quarter ended September 30, 2004 was $2.4 million, or $0.15 per share on a diluted basis, excluding a one-time legal settlement charge of $390,000, compared to $2.4 million, or $0.16 per share on a diluted basis, in the same quarter in 2003. Net income for the quarter ended September 30, 2004 including the $390,000 legal settlement charge was $2.1 million, or $0.13 per share on a diluted basis. Net income for the nine months ended September 30, 2004 was $7.2 million, or $0.45 per share on a diluted basis, excluding a one-time legal settlement charge of $390,000, and a one-time severance charge of $260,000, compared to $7.0 million, or $0.46 per share on a diluted basis, for the same period in 2003. Net income for the first nine months of 2004 including the $260,000 severance charge and the $390,000 legal settlement charge was $6.5 million, or $0.41 per share on a diluted basis.

      "We had a solid quarter and are pleased with the results," said Thomas R. Evans, President and CEO of Bankrate, Inc. "We are continuing to diversify our revenue mix while positioning the company for future growth," Mr. Evans, added.

2

      Online publishing revenue for the three months ended September 30, 2004 included barter revenue of $638,000, or 7%, of total revenue compared to $835,000, or 9% of total revenue for the same period in 2003. Online publishing revenue for the nine months ended September 30, 2004 and 2003 included barter revenue of $2,395,000 and $2,312,000, respectively, representing 8% of total revenue for each period.

RECENT COMPANY HIGHLIGHTS

      o In July, the Company announced the appointment of Bruce J. Zanca as Senior Vice President -- Chief Marketing/Communications Officer. Mr. Zanca is in charge of the Company's investor relations, public relations and corporate marketing efforts.

      o Since the end of the quarter, Bankrate, announced the appointment of Steven L. Horowitz as Vice President and Publisher of Bankrate, a newly created position. Mr. Horowitz joins Bankrate from America Online, where he was Vice President, eCommerce Classifieds. Previously, Mr. Horowitz worked at Yahoo!, Inc and GeoCities.com.

      o Over the course of the third quarter, Bankrate added a number of marquee clients, including but not limited to the following: Geico, Home Depot, Providian National Bank, Union Bank of California and World Savings Bank.

      o The company added 6 new graphic advertising clients and 59 new hyperlink advertising clients during the quarter.

      o During the third quarter, Bankrate launched a website partnership with Internet Broadcast System (IBS), a company which produces websites for television stations in 41 of the top 50 TV markets. The deal is to provide Bankrate content on co-branded websites for TV Stations.

      o In the third quarter, Bankrate signed a co-branded partnership deals with Investor's Business Daily La Palma, The Colorado Springs Gazette, Excite, Homescape and IWON

OCTOBER 27, 2004 CONFERENCE CALL INTERACTIVE DIAL-IN AND WEBCAST INFORMATION:

      To participate in the teleconference please call: 800-510-0146 PASSCODE:
32090561 Please access at least 10 minutes prior to the time the conference is set to begin.

      This call is being webcast by CCBN and can be accessed at Bankrate's website at www.bankrate.com/investor-relations/. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

3

REPLAY INFORMATION:
-------------------

      A replay of the conference call will be available beginning October 27, 2004, 1:00 p.m. ET/ 10:00 a.m. PT through November 26. To listen to the replay, call 888-286-8010 and enter 17389040 or at www.bankrate.com.

ABOUT BANKRATE, INC.

Bankrate, Inc. (NASDAQ: RATE) owns and operates Bankrate.com, the Internet's leading consumer banking marketplace. Bankrate.com averages 4.0 million unique visitors per month, according to comScore Media Metrix, which ranks Bankrate.com first in unique visitors in the "Financial Information and Advice" category. Bankrate.com reviews more than 4,800 financial institutions in more than 407 markets in 50 states. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes and small business finance. It is the leading aggregator of more than 310 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (NASDAQ: YHOO), America Online (NYSE: AOL), The Wall Street Journal (NYSE: DJ) and The New York Times (NYSE: NYT). Bankrate.com's information is also distributed through more than 100 national and state publications.

Certain matters included in the discussion above may be considered to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increased acceptance of the Internet by consumers as a medium for obtaining financial product information; we have a history of losses; we use barter transactions which do not generate cash; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; we may be limited or restricted in the way we establish and maintain our online relationships by laws generally applicable to our business; our ownership is heavily concentrated; our success may depend on management and key employees; we may encounter difficulties with future acquisitions; our results of operations may fluctuate significantly; our stock price may be particularly volatile because of the industry we are in; and, if our common stock price drops significantly, we may be delisted from the Nasdaq National Market, which could eliminate the trading market for our common stock. These and additional important factors to be considered are set forth under "Item 1. Business - Risk Factors," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2003, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

                          -Financial Statements Follow-

4

                                 Bankrate, Inc.
                       Condensed Statements of Operations
                                   (Unaudited)

                                                     Three Months Ended          Nine Months Ended
                                                       September 30,                September 30,
Revenue:                                         2004             2003          2004             2003
                                              -----------      -----------   -----------      -----------
     Online publishing                        $ 8,158,241      $ 8,113,959   $25,835,196      $23,645,492
     Print publishing and licensing             1,310,911        1,346,983     4,019,518        3,914,128
                                              -----------      -----------   -----------      -----------
                    Total revenue               9,469,152        9,460,942    29,854,714       27,559,620
                                              -----------      -----------   -----------      -----------
Cost of revenue:
     Online publishing                          1,337,122        1,047,608     4,181,027        3,305,365
     Print publishing and licensing             1,089,374        1,032,213     3,118,284        3,002,474
                                              -----------      -----------   -----------      -----------
                    Total cost of revenue       2,426,496        2,079,821     7,299,311        6,307,839
                                              -----------      -----------   -----------      -----------

Gross margin                                    7,042,656        7,381,121    22,555,403       21,251,781
                                              -----------      -----------   -----------      -----------

Operating expenses:
     Sales                                        915,102        1,340,958     3,289,232        3,830,400
     Marketing                                  1,357,660        1,437,215     4,912,736        4,006,940
     Product development                          600,278          620,537     2,014,714        1,710,805
     General and administrative                 1,678,424        1,438,252     4,894,831        4,366,948
     Legal settlement                             390,000(a)            --       390,000(a)            --
     Severance charge                                  --               --       260,000(b)            --
     Depreciation and amortization                186,676          161,605       552,498          515,485
                                              -----------      -----------   -----------      -----------
                                                5,128,140        4,998,567    16,314,011       14,430,578
                                              -----------      -----------   -----------      -----------
     Income from operations                     1,914,516        2,382,554     6,241,392        6,821,203

Other income                                      138,302           65,327       291,919          166,599
                                              -----------      -----------   -----------      -----------
     Income before income taxes                 2,052,818        2,447,881     6,533,311        6,987,802
Income taxes                                           --               --            --               --
                                              -----------      -----------   -----------      -----------
     Net income                               $ 2,052,818      $ 2,447,881   $ 6,533,311      $ 6,987,802
                                              ===========      ===========   ===========      ===========

Basic and diluted net income per share:
     Basic                                    $      0.13      $      0.16   $      0.42      $      0.48
                                              ===========      ===========   ===========      ===========
     Diluted                                  $      0.13      $      0.16   $      0.41      $      0.46
                                              ===========      ===========   ===========      ===========
Weighted average common shares outstanding:
     Basic                                     15,506,719       14,941,600    15,395,372       14,528,371
     Diluted                                   15,869,708       15,787,803    15,908,487       15,331,077

(a)   One-time legal settlement charge.

(b)   One-time severance charge.

5

                                 Bankrate, Inc.
                            Condensed Balance Sheets
                                   (Unaudited)

                                                                           September 30,   December 31,
                                                                              2004            2003
                                                                              ----            ----
           Assets

Cash and cash equivalents                                                  $ 26,906,083    $ 20,874,482
Accounts receivable, net of allowance for doubtful accounts of $300,000
  and $230,000 at September 30, 2004 and December 31, 2003, respectively      3,936,730       3,031,882
Deferred tax asset, net                                                       3,400,000       3,400,000
Other current assets                                                            289,528         343,311
                                                                           ------------    ------------
           Total current assets                                              34,532,341      27,649,675

Furniture, fixtures and equipment, net                                        1,141,514         796,928
Intangible assets, net                                                          220,963          73,201
Other assets                                                                    564,744         463,463
                                                                           ------------    ------------

           Total assets                                                    $ 36,459,562    $ 28,983,267
                                                                           ============    ============

           Liabilities and Stockholders' Equity

Liabilities:
  Accounts payable                                                         $  1,238,785    $  1,227,463
  Accrued expenses                                                            2,231,098       2,226,905
  Deferred revenue                                                              238,300         181,110
  Other current liabilities                                                      82,216         116,551
                                                                           ------------    ------------
           Total current liabilities                                          3,790,399       3,752,029

Other liabilities                                                               420,537         306,274
                                                                           ------------    ------------

           Total liabilities                                                  4,210,936       4,058,303
                                                                           ------------    ------------

Stockholders' equity:
   Preferred stock, 10,000,000 shares authorized and undesignated                    --              --
   Common stock, par value $.01 per share-- 100,000,000 shares authorized; 15,672,635 and 15,114,371 shares issued and
     outstanding at September 30, 2004 and December 31, 2003,
     respectively                                                               156,727         151,144
  Additional paid in capital                                                 66,875,782      66,091,014
  Accumulated deficit                                                       (34,783,883)    (41,317,194)
                                                                           ------------    ------------
           Total stockholders' equity                                        32,248,626      24,924,964
                                                                           ------------    ------------

           Total liabilities and stockholders' equity                      $ 36,459,562    $ 28,983,267
                                                                           ============    ============